Exhibit 10.8
TENTH AMENDMENT
TENTH AMENDMENT, dated as of November 6, 2020 (this “Amendment”), among Diebold Nixdorf, Incorporated (f/k/a Diebold, Incorporated), an Ohio corporation (“Company”), the other Subsidiary Borrowers party hereto, the Guarantors party hereto, the Lenders party hereto, and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not otherwise defined have the meanings assigned to such terms in the Credit Agreement (as hereinafter defined).
W I T N E S S E T H:
WHEREAS, the Borrowers, the several lenders from time to time party thereto prior to giving effect to this Amendment, the other agents party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, previously entered into that certain credit agreement, dated as of November 23, 2015, as amended by that certain Replacement Facilities Effective Date Amendment, dated as of December 23, 2015, that Second Amendment, dated as of May 6, 2016, that Third Amendment, dated as of August 16, 2016, that Fourth Amendment, dated as of February 14, 2017, that Incremental Amendment, dated as of May 9, 2017, that Fifth Amendment, dated as of April 17, 2018, that Sixth Amendment and Incremental Amendment, dated as of August 30, 2018, that Seventh Amendment, dated as of August 7, 2019, that Eighth Amendment, dated as of February 27, 2020 and that Ninth Amendment, dated as of July 20, 2020 (the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested, and the Lenders party hereto (who constitute the “Required Revolving Credit Lenders” and “Required TLA/RC Lenders” and “Required Pro Rata/TLA-1 Lenders”) have agreed to make, certain additional changes to the Existing Credit Agreement on and subject to the terms and conditions set forth herein; and
WHEREAS, each of the undersigned hereby consents to the terms of this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.    Certain Amendments to the Existing Credit Agreement.
(a)    The definition of “Interest Coverage Ratio” in Section 1.1 is hereby amended and restated in its entirety as follows:
“Interest Coverage Ratio” means, as of the end of any fiscal quarter, the ratio of (a) EBITDA to (b) Interest Expense, in each case calculated for the four consecutive fiscal quarters then ending, on a consolidated basis for the Company and its Restricted Subsidiaries in accordance with GAAP; provided that solely for calculating and determining compliance with Sections 6.23(a) and (b), to the extent they would otherwise be included in clause (b) of this definition, the following items shall be excluded from such clause (b): (i) the Make Whole Premium paid by the Company on or about July 20, 2020, (ii) any write-off of previously deferred fees related to the repayment of the Term A Loans and the Term A-1 Loans and (iii) any expense associated with the termination of interest rate swaps in connection with the repayment of the Term A Loans and the Term A-1 Loans.

SECTION 2.    Amendment Effectiveness.
    This Amendment shall become effective on and as of the first date (such date, the “Tenth Amendment Effective Date”) on which the Administrative Agent shall have received this Amendment, duly executed by each of the Borrowers, the Administrative Agent and Lenders constituting Required Revolving Credit Lenders, Required TLA/RC Lenders and Required Pro Rata/TLA-1 Lenders.
SECTION 3.    No Other Amendments; References to the Credit Agreement. Other than as specifically provided herein or in the Credit Agreement, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) or of any other term or condition of the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Existing Credit Agreement. All references to the Existing Credit Agreement in any document, instrument, agreement, or writing that is a Loan Document shall from and after the Tenth Amendment Effective Date be deemed to refer to the Credit Agreement, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Tenth Amendment Effective Date, the Credit Agreement. This Amendment shall be a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.
SECTION 4.    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
SECTION 5.    Execution in Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts together shall be deemed to constitute one and the same instrument. A counterpart hereof or a signature page hereto delivered by facsimile or electronic transmission (such as a .pdf file) shall be effective as delivery of a manually signed, original counterpart hereof.
SECTION 6.    Cross-References. References in this Amendment to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Amendment.
SECTION 7.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.    Reaffirmation.
(a)    Each Loan Party hereby (i) expressly acknowledges the terms of the Credit Agreement (as amended by this Amendment), (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, (iv) agrees that each Security Document secures all Obligations of the Loan Parties in accordance with the terms thereof and (v) confirms this Amendment does not represent a novation of any Loan Document. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations (in each case other than as any such Liens have been released or reduced from time to time in accordance with the Loan Documents prior to the date hereof).
(b)    Each Loan Party hereby reaffirms, as of the Tenth Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, and (ii) as applicable with respect to Domestic Loan Parties, its guarantee of payment of the Obligations pursuant to Article IX of the Credit Agreement and its grant of Liens on the Collateral to secure the Obligations.
(c)    Each Loan Party hereby certifies that, as of the date hereof (immediately after giving effect to the occurrence of the Tenth Amendment Effective Date and the effectiveness of the Amendment), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date).
(d)    Each Loan Party hereby acknowledges and agrees that the acceptance by the Administrative Agent and each applicable Lender of this document shall not be construed in any manner to establish any course of dealing on such Person’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.
DIEBOLD NIXDORF, INCORPORATED

By:    /s/ Jonathan B. Leiken
Name: Jonathan B. Leiken
Title: Senior Vice President, Cheif Legal Officer and Corporate Secretary

DIEBOLD Self-Service Solutions S.ar.l.

By:    /s/ Zeeshan Naqvi
Name: Zeeshan Naqvi
Title: Manager

DIEBOLD SST HOLDING COMPANY, LLC
DIEBOLD HOLDING COMPANY, LLC
DIEBOLD GLOBAL FINANCE CORPORATION
DIEBOLD SELF-SERVICE SYSTEMS
GRIFFIN TECHNOLOGY INCORPORATED

By:    /s/ Jonathan B. Leiken
Name: Jonathan B. Leiken
Title: President

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as Revolving Credit Lender

By:    /s/ Min Park
    Name: Min Park
    Title: Executive Director
PNC BANK, NATIONAL ASSOCIATION,
as Revolving Credit Lender

By:    /s/ Scott A. Nolan
    Name: Scott A. Nolan
    Title: Senior Vice President
Bank of America, N.A.,
as Revolving Credit Lender

By:    /s/ Gregg Bush
    Name: Gregg Bush
    Title: Senior Vice President
U.S. Bank National Association,
as Revolving Credit Lender

By:    /s/ Christopher W. Rupp
    Name: Christopher W. Rupp
    Title: Senior Vice President
Credit Suisse AG, Cayman Islands Branch,
as Revolving Credit Lender

By:    /s/ William O'Daly
    Name: William O'Daly
    Title: Authorized Signatory

By:    /s/ Andrew Griffin
    Name: Andrew Griffin
    Title: Authorized Signatory

Deutsche Bank AG New York Branch,
as Revolving Credit Lender

By:    /s/ Philip Tancorra
    Name: Philip Tancorra
    Title: Vice President

By:    /s/ Jennifer Culbert
    Name: Jennifer Culbert
    Title: Vice President
HSBC Bank USA, National Association,
as Revolving Credit Lender

By:    /s/ Stephen M. Ellsworth
    Name: Stephen M. Ellsworth
    Title: Vice President
The Governor and Company of the Bank of Ireland,
as Revolving Credit Lender

By:    /s/ Christopher Dick
    Name: Christopher Dick
    Title: Deputy Manager

By:    /s/ Keith Hughes
    Name: Keith Hughes
    Title: Director